UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported):  June 29, 2009

LSI INDUSTRIES INC.
(Exact name of Registrant as specified in its Charter)

Ohio	0-13375	31-0888951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No. )
10000 Alliance Road, Cincinnati, Ohio		45242
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code                                                                                                                           (513) 793-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁭	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁭	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁭	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. – Other Events.

On June 29, 2009 the Registrant issued the press release furnished herewith as an exhibit, the content of which is incorporated by reference into this item.

Item 9.01 – Financial Statements and Exhibits.

(d)           Exhibits.

99	Press Release Dated June 29, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LSI INDUSTRIES INC.

/s/ Ronald S. Stowell
Ronald S. Stowell
Vice President, Chief Financial Officer
   and Treasurer
(Principal Accounting Officer)

June 30, 2009